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                                                                   EXHIBIT 10.03
                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "Agreement") is made to be effective as of the ___ day of March, 2001 (the "Effective Date"), by ROYAL BODYCARE, INC., a Nevada Corporation ("RBC") to CLINTON H. HOWARD ("Howard") and MY GARDEN, LTD., a Texas limited partnership ("MGL").

                                    RECITALS

         (a). On or about August 21, 2000, RBC entered into a Purchase and Sale Agreement, as amended (the "Contract") with CIIF Associates II Limited Partnership ("CIIF"), to acquire from CIIF improved real property described on EXHIBIT A attached hereto and incorporated herein (the "Property"), for a total purchase price of $3,400,000. CIIF agreed to finance the sum of $250,000 thereof, based upon the full recourse guaranty of Howard and/or MGL of such amount (the "CIIF Guaranty") and the pledge by MGL to CIIF of shares of stock in RBC (the "CIIF Pledge").

         (b). In order for RBC to acquire the Property, Allstate Life Insurance Company ("Allstate") has agreed to loan the sum of $3,000,000 to RBC, secured by a first lien deed of trust and other documents encumbering the Property, based, in part, upon Howard's execution and delivery of a Mortgage Note to Allstate, as a co-maker with RBC (the "Allstate Note").

         (c). Compass Bank, N.A. ("Compass") has agreed to additionally loan a sum not to exceed $350,000 to RBC, secured, in part, by the full recourse guaranty of Howard (the "Compass Guaranty").

         (d). To induce Howard to execute the CIIF Guaranty (if applicable) and Compass Guaranty, and execute the Allstate Note, and to induce MGL to execute the CIIF Guaranty (if applicable) and pledge RBC shares as required in the CIIF Pledge, RBC has offered to compensate Howard as hereinafter provided, and to fully indemnify Howard and MGL (the "Indemnified Parties") from any loss, claim, damage, or expense.

         NOW THEREFORE, FOR A VALUABLE CONSIDERATION, the receipt and sufficiency of which is expressly acknowledged, RBC, for itself and its successors and assigns, agrees, acknowledges, warrants and covenants to the Indemnified Parties, Howard's spouse, estate and heirs, and each of their respective successors and assigns, as follows:

1. COMPENSATION. If Howard's employment with RBC is terminated for any reason (the "Employment Termination Date"), or if Howard's annual compensation paid or payable by RBC is reduced for any reason to a sum that is less than the amount of annual compensation paid to Howard as of the Effective Date (the "Compensation Reduction Date"), then immediately upon the earlier of the Employment Termination Date and the Compensation Reduction Date, and on each consecutive annual anniversary of such date (each of such dates is an "Anniversary Date"), RBC shall pay to Howard or his estate, as applicable, a sum equal to one-half of one percent (0.50%) of the then-outstanding balance on each Anniversary Date, of principal and all accrued interest and other amounts owing by RBC to CIIF, Allstate and Compass, their successors and assigns, with respect to the purchase by RBC of the Property and the partial financing of the acquisition price by CIIF, Allstate and Compass (the "Howard Compensation"). RBC shall




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         prepare and submit to Howard, together with each annual installment payment, an accounting of the amount of principal and interest that is owing as of each Anniversary Date; such accounting shall be executed by the chief financial officer of RBC. The Howard Compensation shall be due and payable without advance notice or demand, and if the Howard Compensation is not actually received by Howard at his address hereinafter stated, within ten (10) days after RBC's receipt of written demand thereof, such installment shall accrue interest at the rate of twelve percent (12%) per annum until paid in full.

2. INDEMNITY. The Indemnified Parties agree that they shall not cause a default with regard to the loans identified above, owing by RBC to CIIF, Allstate and Compass (collectively, the "Lenders"). Subject to and induced by the foregoing, RBC does fully and completely indemnify and hold harmless the Indemnified Parties, Howard's spouse, estate and heirs, and each of their respective successors and assigns from any and all demands, claims, expenses, payments, attorneys fees, court costs, interest payments, principal payments, late charges, penalties, fines, post-default interest, tax payments, and every other fee, sum, cost, amount paid or payable by the Indemnified Parties to all or any of the Lenders, or to any creditor of RBC (the "Indemnity"), by virtue of and relative to the CIIF Guaranty, CIIF Pledge, Allstate Note and Compass Guaranty (collectively, the "RBC Obligations"). If RBC fails to pay, and the Indemnified Parties consequently pay any sum, as and when due and in accordance with the terms of the RBC Obligations, to any of the Lenders or other third parties on behalf of RBC and due to the RBC Obligations, then the Indemnified Parties shall promptly issue written notice thereof to RBC at its address hereinafter stated. Reasonable evidence of the Indemnified Parties' payment shall accompany such notice. RBC shall reimburse the respective Indemnified Parties, in full, for each and all amounts so paid by the Indemnified Parties, respectively, within fifteen (15) days after RBC's receipt of the Indemnified Parties' notice and evidence of payment. If such reimbursement is not actually received by the Indemnified Parties at their respective addresses hereinafter stated, within fifteen (15) days after RBC's receipt of written demand thereof together with reasonable evidence of the Indemnified Parties' payment, such amount shall accrue interest at the rate of twelve percent (12%) per annum until paid in full.

3. SECURITY. As security for the Indemnity, RBC shall on the date hereof execute and deliver to the Indemnified Parties a Deed of Trust to Secure Indemnification Agreement (the "IP Deed of Trust") subordinate and inferior to the Deed of Trust and security instruments of Allstate, therein containing a power of sale in accordance with Texas law. RBC shall pay for all attorney's fees and costs incurred by the Indemnified Parties to prepare this Agreement and the IP Deed of Trust; further, RBC shall furnish to the Indemnified Parties a mortgagee title policy in form and content reasonably satisfactory to the Indemnified Parties, at the expense of RBC, in the amount of $3,600,000, to be delivered to the Indemnified Parties promptly after RBC's acquisition of the Property.

4. CORPORATE APPROVAL. By execution hereof, RBC warrants and represents to the Indemnified Parties that RBC has obtained approval for RBC to execute and perform the terms of this Agreement and the IP Deed of Trust.

5. AMENDMENT. RBC shall not extend or increase the amounts of the Allstate Note, CIIF loan or Compass loan, or any other indebtedness owing by RBC to Allstate, CIIF or Compass, without the prior written consent of the Indemnified Parties. The Indemnified Parties agree that they will





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         not extend or increase the amounts of the Allstate Note, CIIF Guaranty and Compass Guaranty, or any other indemnity obligation hereunder, without the prior written consent of RBC.

6. DEFAULT. RBC's default hereof shall entitle the Indemnified Parties to exercise such rights and remedies as the Indemnified Parties may be entitled pursuant to Texas law, in addition to the rights and remedies conferred by the IP Deed of Trust.

7. WAIVER. Except as provided herein and in the IP Deed of Trust, RBC waives all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

8. INTEREST. Interest on any amounts owing to the Indemnified Parties will not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited to RBC or, if that has been paid, refunded. This provision overrides any conflicting provisions in this and all other instruments concerning this Agreement.

9. ADDRESSES; NOTICES. All notices shall be in writing, sent to the addresses provided for RBC and the Indemnified Parties below, by overnight courier service with proof of receipt, or by certified or registered pre-paid mail, return receipt requested, and shall be deemed to be effective upon receipt or refusal to accept receipt. Any party may change its address by issuing written notice thereof to the other party, in compliance with this section.

10. CHOICE OF LAW. Texas law shall govern this transaction; venue for all disputes shall be solely in Dallas County, Texas.

         IN WITNESS WHEREOF, this Agreement has been executed in Dallas County, Texas, as of the Effective Date.



              ROYAL BODYCARE, INC.,               INDEMNIFIED PARTIES:
         a Nevada Corporation  ("RBC")


  By:
     -----------------------------------     --------------------------------
  Name:                                           Clinton H. Howard ("Howard")
       ---------------------------------
  Title:                                   Address:
        --------------------------------           -----------------------------

                                                   --------------------------
  Address:    2301 Crown Court
            Irving, Texas 75038

                                                   MY GARDEN, LTD. ("MGL")



                                          By:
                                             -----------------------------------
                                             Clinton H. Howard, Managing Partner

                                          Address:
                                                  ------------------------------

                                                  ------------------------------




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STATE OF TEXAS

COUNTY OF DALLAS

         This instrument was acknowledged before me on March _____, 2001, by Clinton H. Howard.


                                           --------------------------------
                                             Notary Public's Signature

                                              Notary's Printed Name:


                                           --------------------------------

My Commission Expires:


-----------------------





STATE OF TEXAS

COUNTY OF DALLAS

         This instrument was acknowledged before me on March _____, 2001, by Clinton H. Howard, Managing Partner of My Garden, Ltd., a Texas limited partnership, on behalf of said partnership.


                                           --------------------------------
                                             Notary Public's Signature

                                              Notary's Printed Name:


                                           --------------------------------

My Commission Expires:


-----------------------








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STATE OF TEXAS

COUNTY OF DALLAS

         This instrument was acknowledged before me on March _____, 2001, by __________________________________, _________________________ of Royal BodyCare,
Inc., a Nevada corporation, on behalf of said corporation.


                                           --------------------------------
                                             Notary Public's Signature

                                              Notary's Printed Name:


                                           --------------------------------



My Commission Expires:


-----------------------









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                                    EXHIBIT A
                              PROPERTY DESCRIPTION


         Lot 1 in Block 4, LAS COLINAS, WALNUT HILL DISTRIBUTION CENTER, FOURTH INSTALLMENT, an Addition to the City of Irving, Dallas County, Texas, according to the plat recorded in Volume 77097, Page 406, of the Deed Records of Dallas County, Texas.




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